Exhibit 99.2
Supplemental Materials Lender Processing Services Fourth Quarter 2010

Forward-Looking Statements 2 This presentation contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical facts, including statements about our beliefs and expectations. Forward-looking statements are based on management's beliefs, as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: our ability to adapt our services to changes in technology or the marketplace; the impact of adverse changes in the level of real estate activity (including among others, loan originations and foreclosures) on demand for certain of our services; our ability to maintain and grow our relationships with our customers; the effects of our substantial leverage on our ability to make acquisitions and invest in our business; the level of scrutiny being placed on participants in the foreclosure process; risks associated with federal and state inquiries and examinations currently underway or that may be commenced in the future with respect to our default management operations, and with civil litigation related to these matters; changes to the laws, rules and regulations that regulate our businesses as a result of the current economic and financial environment; changes in general economic, business and political conditions, including changes in the financial markets; the impact of any potential defects, development delays, installation difficulties or system failures on our business and reputation; risks associated with protecting information security and privacy; and other risks and uncertainties detailed in the "Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of the Company's Form 10-K, the Company's subsequent reports on Form 10-Q and other filings with the Securities and Exchange Commission.

Use of Non-GAAP Measures Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions, and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, LPS reports several non-GAAP measures, including "EBIT, as adjusted" (GAAP operating income adjusted for the impact of certain non- recurring adjustments, if applicable), "adjusted net earnings" (GAAP net earnings adjusted for the impact of certain non-recurring adjustments, if applicable, plus the after-tax purchase price amortization of intangible assets added through acquisitions), "adjusted net earnings per diluted share" (adjusted net earnings divided by diluted weighted average shares), and "adjusted free cash flow" (net cash provided by operating activities less additions to property, equipment and computer software, as well as non- recurring adjustments, if applicable). LPS provides these measures because it believes that they are helpful to investors in comparing year-over-year performance in light of certain non-recurring charges, and to better understand our financial performance, competitive position and future prospects. Non- GAAP measures should be considered in conjunction with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. A reconciliation of these non- GAAP measures to related GAAP measures is included in the 4Q10 earnings release. 3

4 Full Year 2010 Highlights Revenue growth of 3.6% year-over-year Adjusted EBIT increase of 5.5% year-over-year Adjusted net earnings growth of 8.7% year-over-year Adjusted EPS increase of 12.2% year-over-year Adjusted free cash flow of $342 million Adjusted EPS guidance for FY2011: $3.74 - $3.81 (up 7 - 9% year-over-year)

Fourth Quarter 2010 Highlights Revenues increase 5.0% year-over-year Strong adjusted EBIT margin of 22.3% in 4Q10 (vs. 23.2% in 4Q09) Adjusted net earnings growth of 4.9% year-over-year Adjusted earnings per diluted share of 92 cents, increase of 12.2% year-over-year Adjusted free cash flow of $134.4 million in 4Q10 Repurchased 2.6 million shares in 4Q10 (7.4 million shares year-to-date) 5

Segment Revenue 6 Quarter ended Quarter ended Quarter ended ($ in millions) ($ in millions) ($ in millions) 12/31/10 12/31/09 % Growth vs PY Technology, Data and Analytics: Technology, Data and Analytics: Technology, Data and Analytics: Mortgage Processing Mortgage Processing $ 100.3 $ 104.2 -3.7% Other TD&A Other TD&A 100.7 85.2 18.1% Total 201.1 189.4 6.1% Loan Transaction Services: Loan Transaction Services: Loan Transaction Services: Loan Faciliation Services Loan Faciliation Services 188.3 142.9 31.8% Default Services Default Services 251.3 278.6 -9.8% Total 439.7 421.6 4.3% Corporate and Other Corporate and Other Corporate and Other (1.9) (2.9) nm Total Revenue Total Revenue Total Revenue $ 638.8 $ 608.1 5.0% Note: columns may not total due to rounding. Note: columns may not total due to rounding. Note: columns may not total due to rounding. Note: columns may not total due to rounding.

Segment EBIT

($ in millions)	Quarter ended 12/31/10	Quarter ended 12/31/09	% Growth vs PY	12/31/10 Margin %	12/31/09 Margin %
Technology, Data and Analytics	$ 60.4	$ 63.5	-4.9%	30.0%	33.5%
Loan Transaction Services (1)	105.7	97.2	8.8%	24.0%	23.0%
Corporate and Other (2)	(23.5)	(19.8)	nm	nm	nm
Total EBIT	$ 142.6	$ 140.9	1.2%	22.3%	23.2%

Note: columns may not total due to rounding.

(1) Excludes a $9.8 million non-recurring accrual adjustment relating to 2007 and 2008

(2) Excludes a $4.3 million non-recurring personnel related charge

LPS LISTED NYSE

7

Consolidated Earnings 8 Quarter ended Quarter ended Quarter ended ($ in millions, except per share data) ($ in millions, except per share data) ($ in millions, except per share data) 12/31/10 12/31/09 % Growth vs PY Net Earnings Net Earnings Net Earnings $70.7 $74.9 -5.6% Less non-recurring charges, net of tax Less non-recurring charges, net of tax Less non-recurring charges, net of tax 8.7 - Net Earnings, excluding non-recurring charges Net Earnings, excluding non-recurring charges Net Earnings, excluding non-recurring charges 79.4 74.9 6.1% Purchase Price Amortization, net of tax Purchase Price Amortization, net of tax Purchase Price Amortization, net of tax 4.1 4.7 Adjusted Net Earnings Adjusted Net Earnings Adjusted Net Earnings $83.5 $79.6 4.9% Adjusted Net Earnings per Diluted Share Adjusted Net Earnings per Diluted Share Adjusted Net Earnings per Diluted Share $0.92 $0.82 12.2% Note: columns may not total due to rounding. Note: columns may not total due to rounding. Note: columns may not total due to rounding.

Free Cash Flow 9 ($ in millions) ($ in millions) ($ in millions) ($ in millions) Q1-10 Q2-10 Q3-10 Q4-10 YTD-10 Net Earnings Net Earnings Net Earnings Net Earnings Net Earnings $72.5 $80.4 $78.7 $70.7 $302.3 Less cash related non-recurring charge, net of tax Less cash related non-recurring charge, net of tax Less cash related non-recurring charge, net of tax Less cash related non-recurring charge, net of tax Less cash related non-recurring charge, net of tax - - - 1.5 1.5 Net earnings, as adjusted Net earnings, as adjusted Net earnings, as adjusted Net earnings, as adjusted 72.5 80.4 78.7 72.3 303.9 Adjustments to reconcile net earnings to Adjustments to reconcile net earnings to Adjustments to reconcile net earnings to Adjustments to reconcile net earnings to Adjustments to reconcile net earnings to net cash provided by operating activities: net cash provided by operating activities: net cash provided by operating activities: net cash provided by operating activities: net cash provided by operating activities: Depreciation and amortization Depreciation and amortization 23.7 23.6 24.5 26.9 98.8 Other non-cash items Other non-cash items 14.4 11.0 17.0 24.7 67.0 Working capital adjustments: Working capital adjustments: Working capital adjustments: Net change in accounts receivable Net change in accounts receivable 5.8 11.8 (34.7) (0.6) (17.8) Net change in other working capital items Net change in other working capital items (7.3) (29.1) (0.5) 35.2 (1.7) Net cash provided by operating activities Net cash provided by operating activities Net cash provided by operating activities Net cash provided by operating activities Net cash provided by operating activities 109.0 97.6 85.0 158.5 450.2 Capital expenditures Capital expenditures Capital expenditures Capital expenditures Capital expenditures (28.0) (29.1) (26.9) (24.2) (108.3) Adjusted Net Free Cash Flow Adjusted Net Free Cash Flow Adjusted Net Free Cash Flow Adjusted Net Free Cash Flow Adjusted Net Free Cash Flow $81.0 $68.5 $58.1 $134.4 $342.0 Note: columns may not total due to rounding. Note: columns may not total due to rounding. Note: columns may not total due to rounding. Note: columns may not total due to rounding. Note: columns may not total due to rounding.

10 Core Addressable Market Revenue Opportunity of $12B in 2011 LPS Core Addressable Market Revenue Opportunity * For LFS, primarily includes centralized refi + select services in other channels. Source: company and industry estimates 2010 2011 ($ in billions) 2010 2011 2010 2011

2011 Guidance 1Q 2011 1Q 2011 1Q 2011 1Q 2011 Adjusted EPS Adjusted EPS $0.81 - $0.840 Full Year 2011 Revenue Revenue Flat year-over-year Adjusted EBIT Adjusted EBIT Flat year-over-year Adjusted EPS Adjusted EPS $3.74 - $3.81 (up 7 - 9%) Diluted Shares Diluted Shares ~ 86m Adjusted Free Cash Flow Adjusted Free Cash Flow $320m - $340m Capital Expenditures Capital Expenditures $105m - $120m Depreciation & Amortization (1) Depreciation & Amortization (1) Depreciation & Amortization (1) $100m - $110m 11 (In millions, except per share data) (1) Includes approximately $18 million of purchase accounting amortization